UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 12, 2008

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2008 Bonus Plan

The Compensation Committee of the Board of Directors of Blockbuster Inc. (“Blockbuster”) has determined that the named executive officers listed below (the “Senior Bonus Plan Participants”) are eligible to participate in the Blockbuster Inc. Senior Executive Annual Performance Bonus Plan (the “Senior Bonus Plan”) for fiscal 2008. The Senior Bonus Plan Participants are eligible to receive a bonus under the Senior Bonus Plan for the fiscal year ended January 4, 2009, subject to the terms of the Senior Bonus Plan. The approved Target Awards (as defined in the Senior Bonus Plan) for the Senior Bonus Plan Participants are set forth below. The Senior Bonus Plan Participants’ fiscal 2008 bonus will be based upon achievement by Blockbuster during the period from January 7, 2007 until January 4, 2009 of performance goals based on Adjusted Operating Income (as defined in the Senior Bonus Plan). If the performance goals based on Adjusted Operating Income are achieved, then the amount of the bonus that may be paid depends on Blockbuster’s total net revenue for fiscal 2008. The actual amount of the bonus awarded may range from 0% to 150% of the Target Awards listed below. The Senior Bonus Plan and Amendment No. 1 thereto are filed as exhibits to Blockbuster’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2004 and Blockbuster’s annual report on Form 10-K for the year ended December 31, 2004, respectively.

2008 Senior Bonus Plan Participants

Target Award
James W. Keyes, Chairman of the Board and Chief Executive Officer	$500,000
Thomas M. Casey, Executive Vice President and Chief Financial Officer	60% of salary
Eric H. Peterson, Executive Vice President, General Counsel and Secretary	60% of salary

Annual Bonus Payments

For fiscal 2007, James W. Keyes, Chairman of the Board and Chief Executive Officer, received a bonus of $254,700, which is a pro-rated portion of the $500,000 bonus set forth in his employment agreement with Blockbuster. This bonus was paid in fully vested shares of Blockbuster Class A common stock

For fiscal 2007, Thomas M. Casey, Executive Vice President and Chief Financial Officer, received a bonus of $100,000, which is the bonus amount that he was guaranteed to receive for 2007 pursuant to his employment agreement with Blockbuster.

For fiscal 2007, Eric H. Peterson, Executive Vice President, General Counsel and Secretary, received a bonus of $60,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: March 17, 2008	By:	/s/ Eric H. Peterson
Eric H. Peterson
Executive Vice President, General Counsel and Secretary